UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2011
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 14, 2011, the United States Department of the Treasury (“Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 1,643,295 warrants (the “Warrants”), each representing the right to purchase one share of common stock, no par value per share, of Wintrust Financial Corporation (the “Company”). The Warrants have an exercise price of $22.82 per share and expire on December 19, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated February 8, 2011 (the “Underwriting Agreement”), among the Company, Treasury and Deutsche Bank Securities Inc. The Warrants have been approved for listing on the NASDAQ Global Select Market under the symbol “WTFCW.”
     The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $15.80 per warrant. The Company did not receive any of the proceeds of the Warrant Offering.
     Also in connection with the Warrant Offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated February 8, 2011, with Wells Fargo Bank, N.A., as warrant agent.
     The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on February 9, 2011, supplementing the prospectus dated March 9, 2009, as filed with the Commission as part of the Company’s Registration Statement on Form S-3 (File No. 333-155637). The foregoing descriptions of the Underwriting Agreement, the Warrant Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2, respectively.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 8, 2011, among Wintrust Financial Corporation, the United States Department of the Treasury and Deutsche Bank Securities Inc.
4.1
Warrant Agreement, dated February 8, 2011, between Wintrust Financial Corporation and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 4.1 of Wintrust Financial Corporation’s Form 8-A filed on February 9, 2011).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Wintrust Financial Corporation’s Form 8-A filed on February 9, 2011).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: February 14, 2011

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 8, 2011, among Wintrust Financial Corporation, the United States Department of the Treasury and Deutsche Bank Securities Inc.
4.1
Warrant Agreement, dated February 8, 2011, between Wintrust Financial Corporation and Wells Fargo Bank, N.A. (incorporated herein by reference to Exhibit 4.1 of Wintrust Financial Corporation’s Form 8-A filed on February 9, 2011).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of Wintrust Financial Corporation’s Form 8-A filed on February 9, 2011).